EXHIBIT 4.01

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                       iSt
                                iSECUREtrac Corp

                       AUTHORIZED STOCK: 75,000,000 SHARES
                                 $.001 PAR VALUE

                                                               CUSIP 464278 20 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT  ________________________________________________is the
Registered holder of ______________________  iSECUREtrac Corp  shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

   Secretary                                    President

                                                    COUNTERSIGNED AND REGISTERED

                                               BY
                                                     AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                             UNIF GIFT MIN ACT -- . . . . .  Custodian --
..  TEN ENT - as tenants by the entireties                                               (Cust)    (Minor)
   JT TEN -   as joint tenants with right of                                            under Uniform Gifts to Minors
              survivorship and not as tenants                                           Act . . . . . .
              in common                                                                        (State)

       Additional abbreviations may also be used though not in the above list.

   For Value Received,  _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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          Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ________________________________

Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                  . . . . . . . . . . . . . . . . . . . . . . .
                                 NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular,
                                 without alteration  or  enlargement,   or  any
                                 change whatever.

Signature Guaranteed By: . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                           (Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)